UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 30, 2018

THE TRADE DESK, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37879	27-1887399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

42 N. Chestnut Street, Ventura, California 93001
(Address of Principal Executive Offices) (Zip Code)

(805) 585-3434
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2018, The Trade Desk, Inc. (the “Company”) entered into a transition agreement with Robert D. Perdue, our Chief Operating Officer (the “Transition Agreement”). Mr. Perdue will continue to serve as the Company’s Chief Operating Officer through June 30, 2019 to ensure an effective transition of his duties and responsibilities. Pursuant to the terms of the Transition Agreement, Mr. Perdue will be eligible to receive: (i) one year of his 2019 annual base salary plus his 2019 target annual incentive compensation, (ii) a pro-rated portion of his annual cash incentive compensation based on actual achievement of performance objectives, and (iii) one year of COBRA premiums. Additionally, pursuant to the terms of the Transition Agreement, the Company will (i) accelerate vesting of all unvested restricted stock awards and option awards held by Mr. Perdue as if Mr. Perdue had remained an employee through November 30, 2019 and (ii) grant Mr. Perdue a restricted stock unit award for 24,000 shares of the Company’s Class A common stock subject to time- and performance-based vesting. In return for these benefits, Mr. Perdue has provided a general release and waiver of claims.

Mr. Perdue’s resignation is not the result of any disagreement or dispute with the Company or the Company’s board of directors (the “Board”). The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference.

On December 4, 2018, Mr. Perdue resigned as a member of our Board effective immediately.

A copy of the press release announcing Mr. Perdue’s transition from Chief Operating Officer is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Transition Agreement, dated as of November 30, 2018, between The Trade Desk, Inc. and Robert D. Perdue
99.1	Press Release, dated December 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: December 4, 2018	By:	/s/ Paul E. Ross
Paul E. Ross
Chief Financial Officer (Principal Financial and Accounting Officer)